SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 26, 2000

                                                        000-22172
                                                (Commission File Number)

                              recordLab CORPORATION
                          formerly MIDISOFT CORPORATION
             (Exact name of registrant as specified in its charter)

          WASHINGTON                                    91-1345532
(State or other jurisdiction of              (IRS Employer Identification No.)
 incorporation or organization)


                        1605 NW SAMMAMISH ROAD, SUITE 205
                           ISSAQUAH, WASHINGTON 98027
                    (Address of principal executive offices)

                                (425) 391-3610
               (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         recordLab Corporation (OTCBB: RCLB), formerly known as Midisoft Corporation, (the "Company") announced that it laid off its twenty-four employees effective May 26, 2000 and cut other expenses while the Company seeks additional investment or strategic partners. A group of employees continues to work at the Company while these efforts are underway. The Company is transitioning from a software development firm to a web-centric company consisting of both technology and content. The Company announced its transition plan in November 1999 with the opening of its new website, www.recordLab.com, which will offer music creation tools and information content targeted for amateur and professional musicians.

         "We have had to cut our staff and overhead expenses while we seek new financing sources, potential strategic partners or acquirers," said Dalton Kaye, recordLab's Chairman. "We have some very dedicated employees who are committed and we hope this will allow us to potentially resume operations with a core team as we keep our capital raising efforts intact. The financial markets for Internet companies have changed such that we need to dramatically reduce our burn rate while keeping all our options open."

Forward-looking Statements

         All statements above other than statements of historical fact are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are
subject to safe harbor created by those sections. These forward-looking statements involve risks and uncertainties including the Company's ability to successfully restructure its operations and raise additional capital. These risks and uncertainties and other factors that may have a material effect on the Company's business are described in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999, the 10-QSB for the quarter ended March 31, 2000 and other Company reports filed with the Securities and Exchange Commission. There can be no assurance that the Company's plans will be realized, that additional capital will be raised, that revenues will increase or that the Company's operations will improve. Revenues from the Company's Internet operations will depend largely on the widespread acceptance and use of the Internet as a source of music creation capabilities and as a method of music distribution and education and in general as a vehicle for commerce in goods and services. The success of the Company will also depend in part on the development and maintenance of the web and Internet infrastructure, such as a reliable network backbone with the necessary speed, data capacity and security and timely development of complementary products such as high speed modems, for providing reliable web access and services.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  recordLab CORPORATION
                                      (Registrant)

                                  By:    /s/   Gary M. Cully
                                  --------------------------------------------
                                  Gary M. Cully, Chief Financial Officer
                                                (Principal Financial Officer)
Dated:  June 1, 2000